UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities and Exchange Act of 1934

Date of Report: November 4, 2008

(Date of earliest event reported)

HERITAGE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

WASHINGTON	0-29480	91-1857900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Fifth Avenue S.W.

Olympia, WA 98501

(Address of principal executive officers) (Zip Code)

(360) 943-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	– OTHER EVENTS

On November 4, 2008 Heritage Financial Corporation issued a press release announcing they were selected to participate in the U.S. Treasury Capital Purchase Program. A copy of the press release is attached at Exhibit 99.

ITEM 9.01	– FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements – not applicable

(b)	Pro forma financial information – not applicable

(c)	Shell company transactions– not applicable

(d)	Exhibits:

The following exhibit is being filed herewith and this list shall constitute the exhibit index:

99    Press Release issued by Heritage, dated November 4, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2008

HERITAGE FINANCIAL CORPORATION

By:	/S/ BRIAN L. VANCE
Brian L. Vance President and Chief Executive Officer

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